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NEUBERGER BERMAN EQUITY FUNDS:
      Investor Class
      Trust Class
      Advisor Class

Supplement to each Prospectus dated December 16, 2000

Neuberger Berman Focus Fund(R)
      Investor Class
      Trust Class
      Advisor Class

The board of trustees has voted to remove the non-fundamental investment restriction that prohibited the fund from investing more than 50% of its total assets in any one sector of the economy. The purpose of this change is to provide the fund with greater flexibility in portfolio management and permit the fund to take greater advantage of the research and portfolio management resources available to it. This change takes effect on August 22, 2001.

Therefore, the second paragraph of the section entitled "Goal & Strategy" of the Investor, Trust and Advisor Class prospectuses is hereby amended to read in its entirety as follows:

"At any given time, the fund intends to place most of its assets in those sectors that the manager believes are undervalued. The fund generally invests at least 90% of net assets in no more than six sectors. However, it does not invest more than 25% of total assets in any one industry."

The side bar entitled "Industry Sectors" on the same page is hereby changed to read in its entirety as follows:

"The economy is divided into sectors, each made up of related industries. By focusing on several sectors at a time, a fund can add a measure of diversification and still pursue the performance potential of individual sectors.

"To the extent the fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market, and the several industries that comprise a sector may all react in the same way to economic, political and regulatory events."

The section entitled "Main Risks" is hereby amended to add the following:

"To the extent the fund invests more heavily in one sector, the risks of that sector are magnified. The manager currently expects to invest more than 50% of the fund's total assets in the financial services sector. The economic prospects of this sector are strongly affected by the cost of short-term funds and the rate of default on consumer and business loans. The sector is also subject to


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extensive governmental regulation, which can limit or assist its business prospects. Recent regulatory changes have allowed much greater competition among banks, securities firms and insurance companies. This is resulting in a wave of consolidations within this sector; however, the ultimate impact of these changes on any one company or portion of the financial services sector is difficult to predict."

The "Main Risks" section is also amended to add the following:

"At a meeting on March 30, 2001, the shareholders of Neuberger Berman Focus Fund approved changing the Fund's classification from "diversified" to "non-diversified." This means that the percentage of Focus Fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund's risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer."

Neuberger Berman Socially Responsive Fund(R)
Investor Class
Trust Class

The Management sidebar is hereby amended to add the following:

Arthur Moretti, a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC, joined each firm and has managed the fund since 2001. He was a portfolio manager and fund analyst at two other firms since 1991.

Neuberger Berman Genesis Fund
Investor Class
Trust Class
Advisor Class

The Management sidebar is hereby amended to add the following:

Kevin O'Brien, a Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC, has been as Associate Portfolio Manager of the Fund since 2001. He has been an analyst in the Research Department of Neuberger Berman, LLC since 1996.

The date of this supplement is June 18, 2001.

The supplement supercedes the supplements dated April 2, 2001 and February 5, 2001.

                                     NEUBERGER BERMAN
                                     Neuberger Berman Management Inc.
                                     605 Third Avenue 2nd Floor
                                     New York, NY  10158-0180